                                           INDEX TO FINANCIAL STATEMENTS

PRO FORMA FINANCIAL STATEMENTS OF STELLAR TECHNOLOGIES, INC.

Summary                                                                                                  P-1

Pro Forma Condensed Combined Balance Sheet as of March 31, 2004                                          P-2

Pro Forma Condensed Combined Statement of Operations for the Three Months Ended
   March 31, 2004                                                                                        P-3

Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2003                P-4

Notes to Condensed Combined Balance Sheet, Statements of Operations and Earnings Per
   Share Information                                                                                     P-5

             UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET,
          STATEMENT OF OPERATIONS, AND EARNINGS PER SHARE INFORMATION
                 OF STELLAR TECHNOLOGIES, INC. AND SUBSIDIARIES
                        (A DEVELOPMENT STAGE ENTERPRISE)

On July 14, 2004, Stellar Technologies Inc. ("SLLR") and its existing subsidiaries (the "Company") purchased 100% of the issued and outstanding common stock of CompuSven ("CSI") from its sole shareholder, with CSI becoming a wholly owned subsidiary of SLLR on that date. The following unaudited pro forma condensed combined balance sheet is based on the historical consolidated balance sheets of the Company and CompuSven, Inc., as of March 31, 2004. The following unaudited pro forma condensed combined statement of operations is based on the historical consolidated statements of operations of the Company and CSI for the three months ended March 31, 2004 and the year ended December 31, 2003.

Specifically, the following unaudited pro forma condensed combined balance sheet presents the acquisition of CSI by SLLR as if it had been consummated as of
March 31, 2004. The following unaudited pro forma condensed combined statement of operations and earnings per share information assumes the acquisition of CSI by SLLR had occurred as of January 1, 2003.

The following unaudited pro forma combined balance sheet as of March 31, 2004 and statements of operations and earnings per share information for the three months ended March 31, 2004 and year ended December 31, 2003 are presented for illustrative purposes only and are not necessarily indicative of the financial position and results of operations that would have been achieved if the transaction had been consummated as of those dates. This unaudited pro forma information should be read in conjunction with the Company's historical financial statements for the year ended December 31, 2003 and the quarter ended
March 31, 2004, such information can be found in Amendment 2 to the Company's
Form SB-2 Registration Statement on SEC Form SB-2 filed with the Securities and
Exchange Commission on July 9, 2004 as well as the financial statements of CSI included in this Form 8K/A. A copy of the SB-2 and 8-K/A, as well as other documents filed by the Company with the Securities and Exchange Commission, are available to the public at www.sec.gov.

                                      P-1

                                        STELLAR TECHNOLOGIES, INC. AND SUBSIDIARIES
                                              (A DEVELOPMENT STAGE ENTERPRISE)
                                                  PRO FORMA BALANCE SHEET
                                                       MARCH 31, 2004
                                                        (UNAUDITED)

                                                          Historical     Historical        Pro Forma            Pro Forma
                        ASSETS                           Stellar Tech     CompuSven       Adjustments         Balance Sheet
                       --------                         -------------    -----------     -------------        -------------

Current Assets
   Cash                                                  $  2,340,304     $   (10,301)   $  (889,985) (1)       $1,440,018
   Notes receivable                                           350,000               -              -               350,000
   Interest receivable                                          4,948               -              -                 4,948
   Accounts receivable                                          3,255         137,653              -               140,908
   Prepaid Management fees, related party                           -               -              -                     -
   Prepaid expenses                                            29,938               -              -                29,938
                                                         ------------     -----------    -----------          ------------

          Total Current Assets                              2,728,445         127,352       (889,985)            1,965,812

Property and Equipment, Net                                    62,725          28,233              -                90,958
Cost based investment                                         400,000               -              -               400,000
Deposits                                                            -             362              -                   362
Intangible Assets                                                   -               -      1,192,803  (1)(2)     1,192,803
                                                         ------------     -----------    -----------          ------------

                                                         $  3,191,170     $  155,947     $   302,818            $3,649,935
                                                         ============     ===========    ===========            ==========

         LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
    Current portion of obligations under capital leases  $      4,088     $         -    $         -                 4,088
    Accounts payable and accrued expenses                     148,530         236,567              -               385,097
    Deferred revenue                                           75,106          72,198              -               147,304
                                                         ------------     -----------    -----------          ------------

          Total Current Liabilities                           227,724         308,765              -               536,489

Obligations Under Capital Leases,
    net of current portion                                      7,555               -              -                 7,555
                                                         ------------     -----------    -----------          ------------

          Total Liabilities                                   235,279         308,765              -               544,044
                                                         ------------     -----------    -----------          ------------

Stockholders' Equity
    Common stock                                               25,429             100            (57) (1)           25,472
    Additional paid-in capital                              8,385,260               -        149,957  (1)        8,535,217
    Deficit accumulated in the development stage           (5,454,798)       (152,918)       152,918  (1)       (5,454,798)
                                                         ------------     -----------    -----------          ------------

           Total Stockholders' Equity                    $  3,191,170     $   155,947    $   302,818            $3,649,935
                                                         ============     ===========    ===========            ==========

                                                            P-2

                                        STELLAR TECHNOLOGIES, INC. AND SUBSIDIARIES
                                              (A DEVELOPMENT STAGE ENTERPRISE)
                                             PRO FORMA STATEMENT OF OPERATIONS
                                             THREE MONTHS ENDED MARCH 31, 2004
                                                        (UNAUDITED)

                                                          Historical      Historical        Pro Forma         Pro Forma
                                                         Stellar Tech      CompuSven       Adjustments    Income Statement
                                                       --------------    ------------      ------------   ----------------

Revenue                                                  $     59,413       $  179,643         $    -        $     239,056
                                                         ------------       ----------        -------        -------------
Expenses:
   Depreciation and amortization expenses                      11,314            1,740              -               13,054
   Investment costs                                            33,574                -              -               33,574
   Labor costs and expenses reimbursements                    261,761           49,751              -              311,512
   Management fees, related party                              79,500                -              -               79,500
   General and administrative                                  61,843           30,674              -               92,517
   Professional fees                                          151,749            1,665              -              153,414
   Sales and Marketing                                         28,875           56,630              -               85,505
   Research, development and product support                   54,203           27,174              -               81,377
   Office rents                                                 5,407           10,718              -               16,125
                                                         ------------       ----------        -------        -------------

Total expenses                                                688,226          178,352              -              866,578
                                                         ------------       ----------        -------        -------------

Loss from operations                                         (628,813)           1,291              -             (627,522)
                                                         ------------       ----------        -------        -------------

Other income (expense)
   Interest and money market dividends                          2,157                3              -                2,160
   Gains (losses) in trading securities                       138,393                -              -              138,393
                                                         ------------       ----------        -------        -------------

Total other income (expense)                                  140,550                3              -              140,553
                                                         ------------       ----------        -------        -------------

Net Profit (Loss)                                            (488,263)           1,294              -             (486,969)

Preferred Stock Dividend                                    1,767,750                -              -            1,767,750
                                                         ------------       ----------        -------        -------------

Pro Forma net profit (loss) to common Stockholders       $ (2,256,013)      $    1,294         $    -        $  (2,254,719)
                                                         ============       ==========        =======        =============

Pro Forma Tax Provision                                             -                -              -                    -
                                                          -----------        ---------        -------          -----------

Pro Forma net profit (loss)                              $ (2,256,013)      $    1,294         $    -        $  (2,254,719)
                                                         ============       ==========        =======        =============

Basic and diluted loss per common share                                                                      $       (0.09)
                                                                                                             =============

Basic and diluted weighted average common
   shares outstanding                                                                                           23,787,218
                                                                                                             =============

                                                            P-3

                                        STELLAR TECHNOLOGIES, INC. AND SUBSIDIARIES
                                              (A DEVELOPMENT STAGE ENTERPRISE)
                                             PRO FORMA STATEMENT OF OPERATIONS
                                                YEAR ENDED DECEMBER 31, 2003

                                                          Historical      Historical                        Pro Forma
                                                         Stellar Tech      CompuSven      Pro Forma      Income Statement
                                                          (Audited)       (Unaudited)    Adjustments       (Unaudited)
                                                        -------------    ------------    ------------    -----------------

Revenue                                                    $  173,711      $ 1,062,019       $    -         $  1,235,730
                                                           ----------      -----------       ------         ------------
Expenses:
   Depreciation and amortization expenses                      39,428                -            -               39,428
   Investment costs                                            22,831                -            -               22,831
   Labor costs and expenses reimbursements                    547,791          185,251            -              733,042
   Management fees, related party                             109,000                -            -              109,000
   General and administrative                                 165,339          165,687            -              331,026
   Professional fees                                           12,970            7,362            -               20,332
   Sales and Marketing                                         93,082          231,140            -              324,222
   Research, development and product support                  138,849          102,000            -              240,849
   Office rents                                                33,774           69,087            -              102,861
                                                         ------------       ----------       ------         ------------

Total expenses                                              1,163,064          760,527            -            1,923,591
                                                         ------------       ----------       ------         ------------

Loss from operations                                         (989,353)         301,492            -             (687,861)
                                                         ------------       ----------       ------         ------------

Other income (expense)
   Interest and money market dividends                          1,882               12            -                1,894
   Gains (losses) in trading securities                        88,780                -            -               88,780
   Impairment of good will                                   (121,595)               -            -             (121,595)
                                                         ------------       ----------       ------         ------------

Total other income (expense)                                  (30,933)              12            -              (30,921)
                                                         ------------       ----------       ------         ------------

Pro forma net profit (loss) to common Stockholders       $ (1,020,286)      $  301,504       $    -         $   (718,782)
                                                         ============       ==========       ======         ============
Pro Forma Tax Provision                                             -                -            -                    -
                                                         ------------       ----------       ------         ------------

Pro Forma net profit (loss)                              $ (1,020,286)      $  301,504       $    -         $   (718,782)
                                                         ============       ==========       ======         ============

Basic and diluted loss per common share                                                                     $      (0.05)
                                                                                                            ============

Basic and diluted weighted average common
   shares outstanding                                                                                         15,772,146
                                                                                                            ============

                                                            P-4

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                COMBINED BALANCE SHEET, STATEMENTS OF OPERATIONS
                 AND EARNINGS PER SHARE INFORMATION (UNAUDITED)

SLLR entered into a stock purchase agreement with the sole stockholder of CSI which closed on July 14, 2004, whereby SLLR purchased 100% of the issued and outstanding common stock of CSI from the sole stockholder.

(1) This pro forma adjustment reflects the payment of the purchase price of
$889,985 in cash and the issuance of 43,353 shares of SLLR common stock, valued at $150,000 based on the closing price of SLLR common stock on the day prior to the closing date, to the sole stockholder of CSI and the owner of E-Mail
Technologies, Inc. pursuant to the stock purchase agreement. For additional information see CSI audited financial statements which are included in this amended Form 8-K.

(2) The Company has allocated the excess of the purchase price over the net assets received to goodwill until such time as it receives an expert, independent valuation of the fair value of the assets of CSI as of the closing date of the stock purchase agreement. In the event that a portion of the purchase price becomes allocable to tangible or intangible assets with finite lives from the Company obtaining an independent expert valuation, the Company would incur depreciation and or amortization expense from those assets, which would increase the pro forma net loss presented in these unaudited pro forma condensed combined statement of operations. Currently, the goodwill included in these pro forma statements will be tested for impairment on an annual basis by the Company.

The pro forma net loss per share assumes all of the above transactions occurred on January 1, 2003.

Prior to its recapitalization on January 15, 2004, SLLR was organized in the form of a limited liability company. Upon the recapitalization, its capital structure changed to that of a corporation. The change resulted in SLLR retaining the tax benefit for net operating losses occurring subsequent to the recapitalization whereas the previous losses have been passed through to the former members of SLLR. Pro forma condensed information for the three months ended March 31, 2004 and the year ended December 31, 2003 has been presented below which reflects the impact of the change in SLLR capital structure as if it had occurred March 13, 2000 (the Company's inception). This presentation reflects SLLR generating a tax benefit, subject to a 100% valuation allowance, for the net operating losses which were incurred by SLLR during the year ended
December 31, 2003.

                                      P-5